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                         SUPPLEMENT DATED MARCH 9, 1998
                   TO THE PROSPECTUS DATED OCTOBER 28, 1997,
                 AS PREVIOUSLY SUPPLEMENTED ON JANUARY 2, 1998

                        MORGAN STANLEY ASIAN GROWTH FUND
                      MORGAN STANLEY EMERGING MARKETS FUND
                       MORGAN STANLEY GLOBAL EQUITY FUND
                  MORGAN STANLEY GLOBAL EQUITY ALLOCATION FUND
                    MORGAN STANLEY INTERNATIONAL MAGNUM FUND
                      MORGAN STANLEY JAPANESE EQUITY FUND
                       MORGAN STANLEY LATIN AMERICAN FUND
                   MORGAN STANLEY EMERGING MARKETS DEBT FUND
                    MORGAN STANLEY GLOBAL FIXED INCOME FUND
                         MORGAN STANLEY HIGH YIELD FUND
                   MORGAN STANLEY WORLDWIDE HIGH INCOME FUND
                     MORGAN STANLEY AGGRESSIVE EQUITY FUND
                       MORGAN STANLEY AMERICAN VALUE FUND
                       MORGAN STANLEY EQUITY GROWTH FUND
                       MORGAN STANLEY MID CAP GROWTH FUND
                      MORGAN STANLEY U.S. REAL ESTATE FUND
                           MORGAN STANLEY VALUE FUND
                     MORGAN STANLEY GROWTH AND INCOME FUND
                      MORGAN STANLEY EUROPEAN EQUITY FUND

                               PORTFOLIOS OF THE

                   MORGAN STANLEY FUND, INC. (THE "COMPANY")
                                P.O. BOX 418256
                             KANSAS CITY, MISSOURI
                                     64141
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    The section of the Prospectus captioned "SHAREHOLDER SERVICES" hereby is supplemented by adding the following:

    INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the Internet. Please refer to our web site @ www.vkac.com for further instruction. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the Internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon Internet instructions and
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    providing written confirmation of instructions communicated through the
    Internet. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following instructions through the Internet which it reasonably believes to be genuine. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

    FOR THE MORGAN STANLEY ASIAN GROWTH FUND ONLY

        The section of the Prospectus entitled "MANAGEMENT OF THE COMPANY -- PORTFOLIO MANAGERS" is hereby amended and supplemented to reflect a change in the portfolio management of the Asian Growth Fund. Vinod Sethi now shares primary responsibility for managing the assets of the Asian Growth Fund with Ean Wah Chin. The paragraph is replaced with the following:

        ASIAN GROWTH FUND -- ASIAN EQUITY PORTFOLIO -- EAN WAH CHIN AND VINOD SETHI. Ean Wah Chin is a Managing Director of Morgan Stanley and the Sub-Adviser. She has been primarily responsible for managing the Portfolio's assets since its inception. Prior to joining Morgan Stanley in 1986, Ms. Chin spent eight years with the Monetary Authority of Singapore and the Government of Singapore Investment Corporation, where she was a portfolio manager of one of the largest portfolios in Asia. Vinod Sethi joined the Sub-Adviser in 1989 and since then, has been actively involved in the Sub-Adviser's emerging markets group. Mr. Sethi is a Managing Director of Morgan Stanley and the Sub-Adviser and is the Sub-Adviser's Chief Investment Officer for the Asian region. He received his undergraduate degree in Chemical Engineering from I.I.T. (Bombay) and his M.B.A. from New York University School of Business.

    FOR THE MORGAN STANLEY U.S. REAL ESTATE FUND ONLY

        The Trustees of the Fund have approved an Agreement and Plan of Reorganization between the Fund and Van Kampen American Real Estate Securities Fund (the "Real Estate Securities Fund"), advised by Van Kampen American Capital Asset Management, Inc., providing for the transfer of assets and liabilities of the Fund to the Real Estate Securities Fund in exchange for shares of beneficial interest of the Real Estate Securities Fund at its net asset value per share (the "Reorganization").

        The Reorganization is subject to approval by the shareholders of the Fund. Further details of the proposed Reorganization will be contained in the proxy statement/prospectus expected to be mailed to shareholders in 1998.

        The Real Estate Securities Fund's net assets as of December 31, 1997 were approximately $141 million. Its investment objective is to seek to provide shareholders with long-term growth of capital, and a secondary objective is to seek current income. The Fund and the Real Estate Securities Fund have similar investment objectives, policies and practices, and are managed by the same portfolio management team.

        The Fund will continue its normal operations prior to the Reorganization.

    FOR THE MORGAN STANLEY GLOBAL FIXED INCOME FUND ONLY

        The Trustees of the Fund have approved an Agreement and Plan of Reorganization between the Fund and Van Kampen American Global Government Securities Fund (the "Global Government Securities Fund"), a series of Van Kampen American Capital World Portfolio Series Trust advised by Van Kampen American Capital Asset Management, Inc., providing for the transfer of assets and liabilities of the Fund to the Global Government Securities Fund in exchange for shares of beneficial interest of the Global Government Securities Fund at its net asset value per share (the "Reorganization").
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        The Reorganization is subject to approval by the shareholders of the
    Fund. Further details of the proposed Reorganization will be contained in the proxy statement/prospectus expected to be mailed to shareholders in 1998.

        The Global Government Securities Fund's net assets as of December 31, 1997 were approximately $72 million. Its investment objective is to seek to provide a high level of current income, and secondary objectives are to seek to provide capital appreciation and protection of principal. The Fund and the Global Government Securities Fund have similar investment objectives, policies and practices, and are managed by the same portfolio management team.

        The Fund will continue its normal operations prior to the Reorganization.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE